================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 3, 1997

                      AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)

             TEXAS                          1-9016                        75-6335572
(State or Other Jurisdiction of    (Commission File Number)            (I.R.S. Employer
Incorporation or Organization)                                      Identification Number)

             6210 N. Beltline Road, Suite 170, Irving, Texas 75063
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 756-6000

                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

     The undersigned Registrant hereby amends its Current Report on Form 8-K dated October 3, 1997, which was filed with the Securities and Exchange Commission on October 17, 1997, to include the financial statements required by
Item 7(a) and the pro forma financial information required by Item 7(b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF THE PROPERTIES ACQUIRED PURSUANT TO RULE 3-14 OF REGULATION S-X.

     The financial statements required by this Item 7(a) are included herein on pages F-1 to F-4.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information required by this Item 7(b) is included herein on pages F-5 to F-11.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN INDUSTRIAL PROPERTIES REIT

                                          By:    /s/ CHARLES W. WOLCOTT

                                            ------------------------------------
                                            Charles W. Wolcott
                                            President and Chief Executive
                                              Officer

Dated: December 11, 1997

                                     INDEX

                                                                 PAGES
                                                                 -----
Financial Statements of the Properties Acquired Pursuant to
  Rule 3-14 of Regulation S-X...............................   F-1 to F-4
Pro Forma Financial Information.............................  F-5 to F-11

                         REPORT OF INDEPENDENT AUDITORS

Board of Trust Managers
American Industrial Properties REIT

     We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of Merit Texas Properties Portfolio, which is comprised of eight industrial properties (the "Properties"), as described in
Note 1 for the year ended December 31, 1996. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K dated October 3, 1997 of American Industrial Properties REIT, as described in Note 1, and is not intended to be a complete presentation of the income and expenses of the Properties.

     In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses of Merit Texas Properties Portfolio, as described in Note 1, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Dallas, Texas
September 16, 1997

                        MERIT TEXAS PROPERTIES PORTFOLIO

                         COMBINED HISTORICAL SUMMARY OF
                   GROSS INCOME AND DIRECT OPERATING EXPENSES

                                                               NINE MONTHS
                                                                  ENDED         YEAR ENDED
                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  1997             1996
                                                              -------------    ------------
                                                               (UNAUDITED)
GROSS INCOME
  Rental....................................................   $2,590,842       $3,145,502
  Reimbursements............................................      604,216          782,366
  Other.....................................................       15,317           24,605
                                                               ----------       ----------
          Total gross income................................    3,210,375        3,952,473
DIRECT OPERATING EXPENSES
  Repairs and maintenance...................................      215,754          320,226
  Utilities and other property operating....................      142,287          196,148
  General and administrative................................       52,949          108,901
  Real estate taxes.........................................      410,309          529,645
  Management fees...........................................      144,718          185,894
                                                               ----------       ----------
          Total direct operating expenses...................      966,017        1,340,814
                                                               ----------       ----------
Excess of gross income over direct operating expenses.......   $2,244,358       $2,611,659
                                                               ==========       ==========

                            See accompanying notes.

                        MERIT TEXAS PROPERTIES PORTFOLIO

              NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES
                        YEAR ENDED DECEMBER 31, 1996 AND
                NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND BASIS OF PRESENTATION

     Merit Texas Properties Portfolio is not a legal entity but rather a combination of affiliated properties that have common ownership and common management. The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses include the accounts of eight industrial properties located in the Dallas, Texas, metropolitan area (the "Properties"). The Properties are owned by three limited partnerships (the "Partnerships") all of which Merit Texas Properties, Inc. is the general partner. The Partnerships and Properties are as follows:

                                                                 TOTAL
                          PROPERTY                            SQUARE FEET
                          --------                            -----------
Merit Industrial Properties L.P.
  Northgate III.............................................    257,505
  DFW IV....................................................     72,918
Merit 1995 Industrial Portfolio L.P.
  Valwood II................................................     52,607
  Walnut Oaks...............................................     67,945
  Carpenter Center..........................................     44,114
  Carrier Place.............................................     82,100
  Parkway Tech Center.......................................     69,010
Merit VV 1995 Industrial Portfolio L.P.
  Valley View Commerce Park.................................    137,581
                                                                -------
Portfolio totals............................................    783,780
                                                                =======

     The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K dated October 3, 1997 of American Industrial Properties REIT. The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Properties for the year ended December 31, 1996, and the nine months ended September 30, 1997, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

  Interim Unaudited Financial Information

     The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1996. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of combined gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Use of Estimates

     The preparation of the Properties' Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

                        MERIT TEXAS PROPERTIES PORTFOLIO

              NOTES TO COMBINED HISTORICAL SUMMARY OF GROSS INCOME
                  AND DIRECT OPERATING EXPENSES -- (CONTINUED)

amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

  Revenue Recognition

     Minimum rents are recognized on a straight-line basis; as such, the rental revenues for leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are earned.

  Capitalization Policy

     Ordinary reports and maintenance are expensed as incurred; major replacements and betterments are capitalized.

3. TRANSACTIONS WITH AFFILIATES

  Management Fees

     Merit Texas Properties, Inc. currently receives an asset management fee, operating management fee and a professional fee on all the Properties. The asset management fee is $1,500 to $6,000 per Property per year. Combined asset management fees were $19,125 and $25,500, for the nine months ended September 30, 1997 and for the year ended December 31, 1996, respectively. The operating management fee is four percent of cash receipts per Property per year. Combined operating management fees were $125,593 and $160,394, for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. The professional fee is $900 per Property per year. Combined professional fees were $8,775 and $11,700, for the nine months ended September 30, 1997 and for the year ended December 31, 1996, respectively, and are included in general and administrative expense in the accompanying Combined Historical Summary.

4. OPERATING LEASES

     The Properties have operating leases with terms ranging from one to 10 years. The minimum future rentals under operating leases as of December 31, 1996 are as follows:

1997........................................................  $2,681,009
1998........................................................   1,802,248
1999........................................................   1,341,298
2000........................................................   1,113,392
2001........................................................     803,794
Thereafter..................................................     735,578
                                                              ----------
                                                              $8,477,319
                                                              ==========

5. SUBSEQUENT EVENT

     On October 3, 1997, the Properties were sold for a combined purchase price of $36.8 million to a partnership of which American Industrial Properties REIT is the general partner and holds a general partner interest of 98%.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                        PRO FORMA FINANCIAL INFORMATION

     The following Pro Forma Condensed Consolidated Balance Sheet of the Trust as of September 30, 1997 has been prepared as if each of the following transactions had occurred as of September 30, 1997: the acquisition (i) through a partnership in which the Trust has a 98.0% controlling ownership interest, of Merit Texas Properties Portfolio consisting of eight properties consisting of 20 light industrial and warehouse/ distribution buildings in the Dallas, Texas area; and (ii) of Commerce Center, an office park consisting of nine buildings in Houston, Texas (collectively, the "Acquisitions"). The following Pro Forma Condensed Consolidated Statements of Operations of the Trust for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared as if each of the following transactions had occurred as of January 1, 1996: (i) the issuance of 2,657,973 Shares of the Trust at $12.25 per share in July 1997 (the "Private Placement"); and (ii) the Acquisitions.

     The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust management, all material adjustments necessary to reflect the effect of these transactions have been made. The Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 is not necessarily indicative of the results of operations to be expected for the year ending December 31, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                     ASSETS

                                                            TRUST                         PRO FORMA
                                                          HISTORICAL   ACQUISITIONS         TOTAL
                                                          ----------   ------------       ---------
                                                                           (A)
Real estate, net........................................   $ 73,757      $ 37,318(B)      $121,830
                                                                           10,755(C)
Cash -- unrestricted....................................     25,780       (13,448)(B)
                                                                           (3,980)(C)        8,352
Cash -- restricted......................................      1,401            --            1,401
Other assets, net.......................................      4,151           297(B)
                                                                               64(C)         4,512
                                                           --------      --------         --------
                                                           $105,089      $ 31,006         $136,095
                                                           ========      ========         ========

                        LIABILITIES AND SHAREHOLDERS' AND PARTNERS' EQUITY
Mortgage notes payable..................................   $ 41,380      $ 20,675(B)
                                                                            6,600(C)      $ 68,655
Notes payable to affiliates.............................      5,450            --            5,450
Accrued interest payable................................      1,078            --            1,078
Accounts payable, accrued expenses and other............      2,641           752(B)
                                                                              239(C)         3,632
                                                           --------      --------         --------
                                                             50,549        28,266           78,815
                                                           --------      --------         --------
Minority interest in consolidated subsidiary............         --         2,740(B)         2,740
Shareholders' and partners' equity:
  Shares of beneficial interest ($0.10 par value).......        466            --              466
  Additional paid-in capital............................    158,906            --          158,906
  Accumulated distributions.............................    (58,456)           --          (58,456)
  Accumulated loss from operations and extraordinary
     gains (losses).....................................    (47,836)           --          (47,836)
  Accumulated net realized gain on sales of real
     estate.............................................      1,460            --            1,460
                                                           --------      --------         --------
  Partners' equity......................................     54,540            --           54,540
                                                           --------      --------         --------
                                                           $105,089      $ 31,006         $136,095
                                                           ========      ========         ========

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                   (IN THOUSANDS EXCEPT SHARE AND UNIT DATA)
                                  (UNAUDITED)

(A) Represents adjustments for the Acquisitions, including the Merit Texas Properties Portfolio and Commerce Center.

(B) Represents adjustments for the acquisition of the Merit Texas Properties Portfolio, through a partnership in which the Trust has a 98.0% controlling partnership interest for which the Trust made an investment, including closing and transaction costs, of $34,578, comprised of cash of $13,448, mortgage debt of $20,675, deferred loan costs of $297, and $752 of assumed liabilities. The limited partner of such partnership made an investment of $2,740. The mortgage debt bears interest at LIBOR plus 2% with a maturity of one year.

(C) Represents adjustments for Commerce Center, which was purchased for $10,755, including closing and transaction costs, comprised of cash of $3,980, mortgage debt of $6,600, deferred loan costs of $64, and $239 of assumed liabilities. The mortgage debt bears interest at LIBOR plus 2% with a maturity of one year.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                               TRUST                       PRO FORMA
                                                             HISTORICAL    ACQUISITIONS      TOTAL
                                                             ----------    ------------    ---------
                                                                (A)            (B)
INCOME
Rents and tenant reimbursements............................   $11,320         $5,175        $16,495
Interest income............................................       158             49            207
                                                              -------         ------        -------
                                                               11,478          5,224         16,702
                                                              -------         ------        -------
EXPENSES
Property operating expenses................................     4,022          1,785          5,807
Depreciation and amortization..............................     2,909            961(C)       3,870
Interest on mortgage notes payable.........................     5,901          2,401(D)       8,302
General and administrative.................................     3,378             --          3,378
                                                              -------         ------        -------
                                                               16,210          5,147         21,357
                                                              -------         ------        -------
Income (loss) from operations..............................   $(4,732)        $   77        $(4,655)
                                                              =======         ======        =======
Income (loss) from operations per share(a).................   $ (2.60)                      $ (1.04)
                                                              =======                       =======
Weighted average number of Shares outstanding(a)...........     1,822                         4,480
                                                              =======                       =======

---------------

(a) The Share amounts and number of Shares outstanding have been restated to reflect the impact of the one for five reverse Share split, which was approved by the Trust's shareholders and became effective on October 15, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(A) Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $177 and extraordinary gain on extinguishment of debt of $5,810.

(B) Represents adjustments for the Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price and a 40 year life. Interest expense is based on the borrowings incurred for the Acquisitions at the related interest rate. The Trust is allocated all net income under the terms of the partnership agreement until it receives a cumulative preferred return of 20%, as defined in the partnership agreement.

(C) Represents depreciation of the Acquisitions. Buildings are depreciated using the straight-line method over a 40 year period.

(D) Represents interest expense related to borrowings of $27,275 for the Acquisitions, based on an interest rate of LIBOR plus 2% (7.48% for 1996). Also includes amortization of deferred loan costs incurred related to the borrowings of $361.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                TRUST                     PRO FORMA
                                                              HISTORICAL   ACQUISITIONS     TOTAL
                                                              ----------   ------------   ---------
                                                                 (A)           (B)
INCOME
Rents and tenant reimbursements.............................   $ 7,787        $4,264       $12,051
Interest income.............................................       436            16           452
                                                               -------        ------       -------
                                                                 8,223         4,280        12,503
                                                               -------        ------       -------
EXPENSES
Property operating expenses.................................     2,758         1,288         4,046
Depreciation and amortization...............................     2,105           721(C)      2,826
Interest on mortgage notes payable..........................     4,015         1,555(D)      5,570
General and administrative..................................     1,759            --         1,759
                                                               -------        ------       -------
                                                                10,637         3,564        14,201
                                                               -------        ------       -------

Income (loss) from operations...............................   $(2,414)       $  716       $(1,698)
                                                               =======        ======       =======
Income (loss) from operations per share(a)..................   $ (0.86)                    $ (0.36)
                                                               =======                     =======
Weighted average number of Shares outstanding(a)............     2,793                       4,658
                                                               =======                     =======

---------------

(a) The Share amounts and number of Shares outstanding have been restated to reflect the impact of the one for five reverse Share split, which was approved by the Trust's shareholders and became effective on October 15, 1997.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

(A) Certain reclassifications have been made to the historical statements of operations of the Trust to conform to the pro forma financial information presentation. In addition, excludes gain on sale of real estate of $312 and extraordinary gain on extinguishment of debt of $2,643.

(B) Represents adjustments for the Acquisitions, based on historical operating results. Depreciation is based on the allocation of the purchase price and a 40-year life. Interest expense is based on the borrowings incurred for the Acquisitions at the related interest rate. The Trust is allocated all net income under the terms of the partnership agreement until it receives a cumulative preferred return of 20%, as defined in the partnership agreement.

(C) Represents depreciation of the Acquisitions. Buildings are depreciated using the straight-line method over a 40 year period.

(D) Represents interest expense related to borrowings at $27,275 for the Acquisitions, based on an interest rate of LIBOR plus 2% (7.60% for 1997).